EXHIBIT 24

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ William J. Bolton
William J. Bolton
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ Winslow H. Buxton
Winslow H. Buxton
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ Jeffrey H. Curler
Jeffrey H. Curler
Director, Chairman, President and
Chief Executive Officer

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ David S. Haffner
David S. Haffner
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ Stanley A. Jaffy
Stanley A. Jaffy
Vice President and Controller

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of May, 2005.

/s/ Barbara L. Johnson
Barbara L. Johnson
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ Timothy M. Manganello
Timothy M. Manganello
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

Nancy P. McDonald
Nancy P. McDonald
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of May, 2005.

/s/ Roger D. O’Shaughnessy
Roger D. O’Shaughnessy
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ Edward N. Perry
Edward N. Perry
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ William J. Scholle
William J. Scholle
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of May, 2005.

/s/ Philip G. Weaver
Philip G. Weaver
Director

BEMIS COMPANY, INC.

Power of Attorney

of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF, MELANIE E.R. MILLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-3 or Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the resale of certain outstanding notes of the Company or the offer of notes to be issued in exchange for outstanding notes of the Company, as the case may be, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of May, 2005.

/s/ Gene C. Wulf
Gene C. Wulf
Senior Vice President and
Chief Financial Officer